UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): OCTOBER 30, 2003
                                                          ----------------


                             NOVA BIOGENETICS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-16703                     58-2618895
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)


             8601 DUNWOODY PLACE, SUITE 338, ATLANTA, GEORGIA 30350
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (770) 650-6508
                                                     --------------

                       HEALTHCARE NETWORK SOLUTIONS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER IMPORTANT INFORMATION

MANAGEMENT

         Our executive officers are as follows after the complete re-organization of Nova BioGenetics Inc. internal structure.

          NAME                      AGE      POSITIONS HELD
          ----                      ---      --------------

          Dr. Cecil Smith           50       CEO / Interim COB

          Jerry Smith               60       President

          Todd Smith                37       Secretary Treasurer

SECRETARY/TREASURER - Mr. Todd Smith has replaced Mr. Tim Moses as the Secretary/Treasurer for the Company effective September 1, 2003. Mr. Smith has served as a financial advisor and investment banker for the past thirteen years. Mr. Smith graduated from Auburn University with a bachelor's degree in finance. Prior to joining Nova Biogenetics Mr. Smith held positions in the brokerage community most recently as Vice President at Morgan Stanley Dean Witter. In his thirteen years of brokerage experience Mr. Smith received many awards of excellence from a variety of institutional investment firms including AIM, Invesco, ING and Equitable among others. Mr. Smith participated in over twenty initial public offerings. Mr. Smith joins Nova Biogenetics as director of investor relations and serves as Secretary/Treasurer.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA BIOGENETICS, INC.

Dated: OCTOBER 30, 2003                By: /s/ Dr. Cecil Smith
                                           ---------------------------
                                           Dr. Cecil Smith
                                           Chief Executive Officer,
                                           Interim Chairman of the Board



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